UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-06041

The Central Europe & Russia Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The Central Europe and Russia Fund, Inc. (the "Fund") is a non-diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "CEE." The Fund seeks long-term capital appreciation primarily through investment in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.dws-investments.com.

There are three closed-end funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.-investing primarily in equity and equity-linked securities of companies domiciled in countries utilizing the Euro currency (with normally at least 80% in securities of issuers in such countries).

•  The New Germany Fund, Inc.-investing primarily in the middle market German companies with up to 20% in other Western European companies (with no more than 10% in any single country).

•  The Central Europe and Russia Fund, Inc.-investing primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.) for shareholder reports.

These funds focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain risks such as currency fluctuation, political and economic changes, and market risks.

The Central Europe and

Russia Fund, Inc.

Semi-Annual Report

April 30, 2009

20675

The Central Europe and Russia Fund, Inc.

LETTER TO THE SHAREHOLDERS

Dear Shareholder,

For the six-months ended April 30, 2009, the Central Europe and Russia Fund's total return (based on its net asset value per share) was -1.57% in US dollar terms, while its total return based on share price was +3.37%. The Fund's benchmark declined 1.16% on an annualized basis during the same period.1 Czech, Polish, and Hungarian markets all declined during the reporting period with Polish equities posting the biggest decline, falling 19%. The Fund benefited from its underweight position in Hungarian equities but the Fund's holdings in Poland and the Czech Republic underperformed relative to the benchmark. Among the biggest detractors on a single-stock basis was the Fund's underweight position in Polish copper company KGHM, which gained 62%.2 The Fund's neutral position in Turkish equities and overweight position in Russian equities helped performance during the Fund's fiscal first half, as the Turkish and Russian marke ts posted gains during the period and the Fund's holdings in those countries outperformed the benchmark. In particular, the Fund's positions in defensive, consumer-oriented stocks that are not represented in the benchmark, such as Vimpelcom in Russia and BIM Birlesik in Turkey, helped performance. In the second fiscal quarter ended April 30, 2009, the Fund's total return (based on net asset value per share) was 36.67% in US dollar terms, while its total return based on share price was 35.23% and the Fund's benchmark was up 36.93% during the period. A detailed commentary on the Fund's performance during the second fiscal quarter is included below, while commentary on the first fiscal quarter was previously published in the quarterly report for the period ended January 31, 2009, which is available on the Fund's website.

The Russian market was the best performing market in the Fund's universe during the Fund's second fiscal quarter, posting a gain of 56% as measured by the Russian Traded Index. The Fund maintains a significant overweight position in Russian equities, which boosted performance during the second quarter. In terms of specific stocks, the Fund benefited from overweight positions in Rosneft and Surgutneftegaz, as both stocks rallied more than 60% following revived speculation of a possible merger of the two majors now that Rosneft's outstanding debt roughly equals the estimated net cash of Surgutneftegaz. The Fund's underweight positions in Tatneft and Federal Grid Company, two of the best performing stocks in the index during the quarter, detracted from performance. In the financial sector, one of the Fund's top holdings, Sberbank, contributed positively to performance with the stock climbing more than 80% during the fiscal second quarter .. The Fund has overweight positions in several oil stocks, which are likely to be among the first to benefit from any improvement in the global economy, and defensive domestic demand stories such as telecommunications and consumer staples, as domestic demand for these segments should remain fairly resilient.

Turkish shares posted solid performance during the fiscal second quarter with the ISE National 30 Index gaining 26.5% (in USD terms). Several of the Fund's overweight positions in Turkey were among the top performers in the index, boosting Fund performance. Tofas Turk Otomobil was the best-performing stock in the index, returning 66% on signs of a bottoming in the cycle for the automotive industry, while Turkiye Garanti Bankasi and Turkiye Halk Bankasi gained on comments from the banking sector's chief regulator that profits would rise in the second quarter. The Fund's underweight position in Akbank detracted from performance, as the stock gained 33% following the Central Bank's rate cuts and reduced concerns about a share overhang from major shareholder Citigroup.

The Polish equity market posted a gain of 15% during the Fund's fiscal second quarter, making it the worst performing market among the Fund's core markets. The Fund has a substantial underweight position in Polish equities, which contributed positively to performance during the quarter. On a single stock basis, however, the Fund's underweight position in KGHM detracted from performance. The stock gained more than 100% during the quarter, supported by the weak zloty, rising copper price, successful cost control, and market expectations for a substantial dividend. During the quarter, the Fund trimmed its only overweight position, Telekomunikacja Polska, to nearly neutral, reduced its position in Bank Pekao to an underweight, and sold several smaller holdings in Poland.

The Czech market was another solid performing market during the fiscal second quarter as the Czech Traded Index gained 26%. Despite having an overweight position in Czech equities, the Fund's holdings within the Czech Republic detracted from performance as the Fund was underweight the top performing Czech stocks. Erste Bank* gained nearly 45% after the company received a EUR 2.7 billion capital injection from the Austrian state and the IMF and Romania agreed on a EUR 20 billion stand-by loan to help ensure short-term liquidity (Erste Banks owns a majority stake in BCR, the largest Romanian retail bank). The Fund's overweight position in CEZ detracted from performance, as the stock lagged the rest of the market following disappointing results due, in part, to the revaluation of the company's 7% stake in Hungarian MOL, along with the longer than expected shutdown of the Temelin nuclear reactor.

The Hungarian Traded Index gained 18% during the Fund's second fiscal quarter.3 The Fund maintains a significant underweight position in Hungary and sold its position in MOL during the quarter, following the share price jump on the news that Russia's Surgutneftegaz was taking a 21% stake in the company. The Fund's position in Magyar Telekom, the only Hungarian company in which the Fund holds a weighting that is equal to the benchmark, detracted from Fund performance. The company was cautious regarding the 2009 outlook, and is being adversely affected by the weakening of the Hungarian forint, as most of its capital expenditures are in Euros or US dollars. Hungary is trading at the lowest P/E ratio among the three Central and Eastern European markets in the Fund's core universe; however, the lower valuations can be explained by the poor market outlook.

The Fund's discount to net asset value averaged 17.84% during the six-months ended April 30, 2009 compared with 9.96% for the same period last year. The Fund purchased 356,900 of its shares in the open market during the second fiscal quarter of 2009.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

1  A custom blend of 45% in Central Europe (CECE-Index), 45% in Russia (RTX-Index) and 10% in Turkey (ISE National 30). The CECE is a regional capitalization-weighted index, including stocks from the Czech Republic, Hungary, Poland and Slovakia and is published daily by the Vienna Stock Exchange. The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange. The ISE National 30 is a capitalization-weighted index composed of National Market companies listed on the Istanbul Stock Exchange, except investment trusts and will also be used for trading in the Derivatives Market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

2  "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

3  The Hungarian Traded index (HTX) is the share index of the most attractive Hungarian shares.

*  Not held in the portfolio as of 4/30/09.

Sincerely,

Christian Strenger Chairman	Ralf Oberbannscheidt Lead Portfolio Manager	Michael G. Clark President and Chief Executive Officer

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.dws-investments.com

Czech Republic:

Gross domestic product (GDP, the value of all goods and services produced in the economy) growth slowed substantially to 0.7% in the fourth quarter of 2008 from 2.9% in the previous quarter. The slowdown can be primarily attributed to a sharp fall in exports. During the past five years, the Czech economy benefited from its growing export-oriented manufacturing capacities, driven by the previous robust investment inflow. The relatively high degree of openness turned from a trigger to a brake for growth, as the economies of the Czech Republic's main trading partners have slowed sharply. In February 2009, CZK-based exports of goods slumped by a record 24%, industrial output was down 23.3% (recovering slightly to -17% in March) and retail sales fell 8.5% (recovering to -1.1% in March). Together with an increased savings rate by households, we see a negative pace for private consumption growth in 2009 after ten years of stable growth. Inflation fell to 1.8% in April, dropping below the Czech National Bank's 2-4% target band.

Hungary:

GDP contracted by 6.4% in the first quarter of 2009. Ongoing tough fiscal policy hit government consumption while the recession is cutting down investments. GDP is expected to decline 5-6% in 2009. The diminished labor market outlook and high Hungarian forint interest rates will likely prove a lasting drag on wage and credit dynamics. Fiscal policy is unlikely to offset these factors, as financing constraints (specifically, the limited ability to issue government bonds due to a heavy existing debt load) and the International Monetary Fund (IMF) program will prevent the government from widening the budget deficit. Inflation decelerated to a rate of 2.9% in March, but picked up in April. Possible changes in the tax system, including a value-added tax hike and excise duty, could increase the risk of inflation in the second half of the year.

Poland:

After posting its biggest decline since 1994, industrial output remained poor in February 2009, down 14.6% before rebounding in March 2009 and posting another double-digit dip in April 2009. The unemployment rate rose to 11.2% in March 2009. The euro/zloty exchange rate reached an all-time high in February. A January 2009 poll revealed that 65% of the public supports adoption of the Euro currency, and the government declared that it will push for ERM-2 entry mid-year. After cutting interest rates by 75 basis points (One basis point equals .01%.) to 4.25% in January, the central bank followed up with additional cuts of 25 basis points each in February and March. The main reasons for the aggressive cuts were the deeper than expected slowdown of the Polish economy, lack of relief in credit affordability despite higher liquidity of the banking sector, and rapid deterioration of the labor market.

Russia:

In the first quarter of 2009, the Russian economy experienced major downturn, with investment suffering from the effects of a massive $130 billion of capital flight in the fourth quarter of 2008. The economy contracted 14.6% and 14.7% in January 2009 and February 2009 year-over-year respectively. Consumer demand has proved relatively resilient, but a contraction in real disposable incomes and a deceleration in real wages suggest limited scope for continued expansion in consumer demand. March 2009 retail sales fell 4%, after slipping into negative territory in February 2009 for the first time since 1998. The Russian government is expecting GDP to contract by 7% in 2009. Despite the economic contraction, double-digit inflation is expected in 2009. Industrial production has also been weak due to lower internal and external demand. Non-performing loans in the banking sector are currently moderate at 3-4%, but the government expects them to climb to 10%, which could mean more state support to come for the banking sector. An increase in the oil price during the first quarter provided a glimmer of hope for the Russian economy. In addition, the Central Bank of Russia has successfully stabilized the ruble and shifted from a fixed exchange rate regime to inflation targeting. Due to anti-crisis support measures, government expenditures are expected to rise amidst a decline in projected revenues. As a result, the budget is expected to move to a deficit, which will be covered primarily from the Russian government's reserve fund,

Turkey:

Real GDP contracted 6.2% in the fourth quarter of 2008, dragging annual growth down to 1.1% in 2008 from 4.7% in 2007. The manufacturing, construction, and retail and wholesale trade sectors, which make up one-third of GDP, had double-digit contractions in the fourth quarter. Fiscal performance in early 2009 has been poor. The budget deficit has reached 10.4 billion Turkish new lira, almost equal to the plan for the whole year. Before a deal is signed with the IMF, the budget must be revised and stringent measures must be taken. Nonetheless, a deficit of 4% of GDP is expected, compared to the original target of 1.5%. Annual inflation rose slightly to 7.9% as of the end of March before dropping to 6.1% in April; core indicators and the overall economic slump signal a continuation of disinflation in the coming period. The Central Bank of Turkey cut its key policy rate by a total of 450 basis points to 10.5% in the first quarter of 2009.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the six- months ended April 30,		For the years ended October 31,
	2009(b)		2008		2007		2006		2005		2004
Net Asset Value(a)	(1.57)%		(61.27)%		42.32%		48.55	%(c)	48.74%		35.20	%(d)
Market Value(a)	3.37%		(65.28)%		41.83%		19.25%		80.71%		18.73%
Benchmark	(1.16	)%(1)	(57.49	)%(1)	38.95	%(1)	45.00	%(1)	37.81	%(1)	32.73	%(2)

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gains distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Total returns shown for the six-month period are not annualized.

(c)  Return excludes the effect of the $3.25 per share dilution associated with the Fund's rights offering.

(d)  Return excludes the effect of the $2.40 per share dilution associated with the Fund's rights offering.

(1)  Represents an arithmetic composite consisting of 45% CECE*/45% RTX**/10% ISE National 30***.

(2)  Represents an arithmetic composite consisting of 70% CECE/30% RTX for the five months ended March 31, 2004 and 45% CECE/45% RTX/10% ISE National 30 for the seven months ended October 31, 2004. The Fund changed its benchmark from 70% CECE/30% RTX to 45% CECE/45% RTX/10% ISE National 30 on April 1, 2004.

  *  The CECE is a regional capitalization-weighted index including stocks from the Czech Republic, Hungary, Poland and Slovakia and is published daily by the Vienna Stock Exchange.

  **  The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange.

  ***  The ISE National 30 is a capitalization-weighted index composed of National Market companies on the Istanbul Stock Exchange which excludes investment trusts.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Investments in funds involve risks including the loss of principal.

The Fund is non-diversified and may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Moreover, the Fund can take larger positions in fewer companies, increasing its overall risk potential. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market through stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund has elected to not be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz). As a result, German investors in the Fund may be subject to less favorable lump-sum taxation under the German law.

STATISTICS:

Net Assets	$353,024,251
Shares Outstanding	15,405,468
NAV Per Share	$22.92

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	ST Capital Gains	LT Capital Gains	Total
12/15/08	12/31/08	$0.07	$—	$—	$0.07
12/21/07	12/31/07	$0.95	$0.47	$8.84	$10.26
12/21/06	12/28/06	$0.58	$1.94	$2.99	$5.51
12/20/05	12/30/05	$0.33	$0.21	$2.51	$3.05
12/22/04	12/31/04	$0.17	$—	$—	$0.17
12/22/03	12/31/03	$0.22	$—	$—	$0.22
11/19/01	11/29/01	$0.10	$0.13	$—	$0.23

OTHER INFORMATION:

NYSE Ticker Symbol	CEE
NASDAQ Symbol	XCEEX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (4/30/09)	1.30%

Fund statistics and expense ratio are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

1.	Gazprom	9.8
2.	LUKOIL	9.7
3.	Rosneft Oil Company	7.5
4.	Surgutneftegaz	6.0
5.	Ceske Energeticke Zavody	5.5
6.	Sberbank	5.1
7.	MMC Norilsk Nickel	4.3
8.	Telekomunikacja Polska	3.9
9.	Telefonica 02	3.6
10.	Bank Pekao	3.2

COUNTRY BREAKDOWN AS OF APRIL 30, 2009 (As a % of Investment Portfolio excluding Securities Lending Collateral)*

Russia 57.4%
Poland 12.3%
Czech Republic 11.1%
Austria 2.5%
Hungary 3.6%
Kazakhstan 1.3%
Turkey 11.8%

Country Breakdown and 10 Largest Holdings are subject to change and not indicative of future portfolio composition.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The Fund's SEC filings, including form N-Q, are available on the SEC's website at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

*  Securities listed in country where the significant business of the company is located.

Question: Which of the Fund's core markets has been most severely impacted by the global financial crisis and economic slowdown?

Answer: None of the Fund's five core investment destinations has been immune to the effects of the global slowdown, but Hungary appears to be in the weakest position. The IMF has already come to the country's aide, but further assistance may be required. With a likely 6% contraction in 2009, the recession in Hungary will be one of the worst in the region. At the same time, the lack of a stable government continues to hinder the country. Without monetary or fiscal stimulus, the economy is likely to be stuck in recession for some time until a resolution can be found to the imbalances that have built up in the economy, including high current account and budget deficits as well as extensive foreign currency denominated loans. The economy will face headwinds as government expenditures will need to be curtailed, interest rates will need to remain above average le vels to attract buyers of government bonds, and rising unemployment and currency weakness will limit consumer spending. The recently announced austerity measures by the government may help regain the market's confidence, but it will take some time. Reforms in tax, education, health care, and the pension system are necessary to put the country back on a stable longer-term track. Given our outlook for the Hungarian economy, Hungarian equities represent the smallest weight in the Fund's holdings.

Question: The Polish currency, the zloty, reached an all-time low against the Euro in February 2009. How has the recent weakness of the Polish currency impacted Polish equities?

Answer: Currency volatility may negatively impact corporate earnings as well as consumer purchasing power. Recent weakness in the zloty is likely to force a number of companies to book significant losses on their currency hedges. Many Polish companies hedged their foreign currency exposure at much stronger levels, believing that the zloty would continue to appreciate versus the Euro and the US dollar rather than weaken, as it has since last summer. The weakness in the zloty could also lead to lower domestic consumption due to higher prices for imported goods and the hit to the disposable income of Polish households who have taken out loans denominated in foreign currency. While there are some indications of a positive impact of a weaker zloty on cross-border trade, a real impact on the economy has so far been elusive.

Question: After losing more than 70% of its value in the second half of 2008, the Russian market has been one of the best performing markets in the world in 2009. What is underpinning this performance — and is it sustainable?

Answer: The recent uptrend in Russian equities fits the profile of a bear market rally, but it has caught the eye of global investors and may have created the basis for a more sustainable advance, as various statistics indicate that both regional and global investors are significantly underweight Russian stocks. The uptick in oil prices and the corresponding stabilization in the ruble exchange rate, as well as investors' rising risk appetite on the back of the US stimulus plan, played key roles in the recent rally. Economic figures coming out of Russia this year may be rather unpleasant, but we believe much of this is already reflected in Russian share prices. The performance of the oil price remains one of the key drivers for the Russian equity market. While Russia's recession is apt to be as deep as in many of its Eastern European peers, if oil prices hol d steady, Russia is well positioned to recover from the crisis relatively quickly in part due to the government's substantial reserve fund. Nonetheless, we expect substantial volatility on the Russian market over the next six-months, as the global outlook remains unclear and investors remain nervous about adding to their risk profiles.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

Shares	Description	Value(a)
INVESTMENTS IN RUSSIAN SECURITIES – 54.9%
	COMMON STOCKS – 53.8%
	COMMERCIAL BANKS – 4.9%
20,500,000	Sberbank	$17,138,000
	CONSTRUCTION MATERIALS – 0.3%
504,000	LSR Group (GDR) Reg S*	1,008,000
	DIVERSIFIED FINANCIAL SERVICES – 0.1%
52,000	Vostok Nafta Investment (SDR)*†	166,584
	DIVERSIFIED TELECOMMUNICATION – 4.2%
800,000	Comstart United Telesysems (GDR) Reg S	3,520,000
117,100	Rostelecom (ADR)†	6,463,920
500,000	Vimpel Communications (ADR)	4,982,000
		14,965,920
	ELECTRIC UTILITIES – 0.1%
216,633	OJSC Fifth Power Generation (GDR)*	318,017
	ENERGY EQUIPMENT & SERVICES – 0.6%
1,270,371	Integra Group Holdings (GDR)*	2,159,631
	FOOD PRODUCTS – 1.2%
100,000	Wimm Bill Dann Foods (ADR)*†	4,340,360
	MEDIA – 0.8%
350,000	CTC Media*†	2,852,500
	METALS & MINING – 5.1%
4,650,000	Kuzbassrazrezugol*	465,000
500,000	Magnitogorsk Iron & Steel Works	2,005,000
1,725,542	MMC Norilsk Nickel (ADR)†	14,598,085
580,000	Raspadskaya	904,800
		17,972,885

Shares	Description	Value(a)
	OIL, GAS & CONSUMABLE FUELS – 32.8%
3,198,000	Gazprom	$14,486,940
1,033,774	Gazprom (ADR)	18,819,856
300,000	LUKOIL	13,530,000
431,500	LUKOIL (ADR)	19,288,050
170,000	NovaTek OAO (GDR) Reg S	6,035,000
4,800,000	Rosneft Oil Company (GDR) Reg S	25,199,999
2,200,000	Surgutneftegaz (ADR)†	16,060,000
40,000	Tatneft (GDR) Reg S	2,496,000
52,000	Vostok Gas*†	1,420
		115,917,265
	WIRELESS TELECOMMUNICATION SERVICES – 3.7%
1,000,000	Mobile Telesystems	5,080,000
125,000	Mobile Telesystems (ADR)	4,414,413
100,000	Mobile Telesystems (GDR) Reg S	3,531,530
		13,025,943
	Total Common Stocks (cost $224,843,654)	189,865,105
	PREFERRED STOCKS – 1.1%
	OIL, GAS & CONSUMABLE FUELS – 1.1%
1,320,000	Surgutneftegaz (ADR) (cost $6,310,195)	4,093,399
	Total Investments in Russian Securities (cost $231,153,849)	193,958,504
INVESTMENTS IN POLISH COMMON STOCKS – 11.8%
	COMMERCIAL BANKS – 5.4%
300,000	Bank Pekao†	10,881,296
1,005,000	Powszechna Kasa Oszczednosci Bank Polski†	8,094,829
		18,976,125
	DIVERSIFIED TELECOMMUNICATION – 3.8%
2,500,000	Telekomunikacja Polska	13,249,401
	METALS & MINING – 1.6%
325,000	KGHM Polska Miedz†	5,781,999

The accompanying notes are an integral part of the financial statements.

Shares	Description	Value(a)
	OIL, GAS & CONSUMABLE FUELS – 1.0%
460,000	Polski Koncern Naftowy Orlen*	$3,665,108
	Total Investments in Polish Common Stocks (cost $41,270,576)	41,672,633
INVESTMENTS IN TURKISH COMMON STOCKS – 11.3%
	AUTOMOBILES – 0.7%
2,100,000	Tofas Turk Otomobil Fabrikasi	2,557,278
	COMMERCIAL BANKS – 4.3%
4,400,000	Turkiye Garanti Bankasi*	9,280,021
1,100,000	Turkiye Halk Bankasi	3,866,675
750,000	Turkiye IS Bankasi	2,175,005
		15,321,701
	CONSTRUCTION & ENGINEERING – 0.6%
1,000,000	Tekfen Holding	2,171,866
	FOOD & STAPLES RETAILING – 1.0%
125,000	Bim Birlesik Magazalar	3,452,388
	INDUSTRIAL CONGLOMERATES – 0.6%
500,000	Enka Insaat VE Sanayi	2,149,896
	INSURANCE – 1.8%
2,000,000	Aksigorta	4,042,433
2,172,618	Anadolu Hayat Emeklilik	2,386,593
		6,429,026
	OIL, GAS & CONSUMABLE FUELS – 0.6%
200,000	Tupras-Turkiye Petrol Rafinerileri	2,008,662
	WIRELESS TELECOMMUNICATION SERVICES – 1.7%
1,150,000	Turkcell Iletism Hizmetleri	5,919,277
	Total Investments in Turkish Common Stocks (cost $45,268,282)	40,010,094

Shares	Description	Value(a)
INVESTMENTS IN CZECH REPUBLIC COMMON STOCKS – 10.7%
	COMMERCIAL BANKS – 1.9%
50,000	Komercni Banka	$6,744,071
	DIVERSIFIED TELECOMMUNICATION – 3.5%
570,000	Telefonica O2 Czech Republic	12,166,008
	ELECTRIC UTILITIES – 5.3%
450,000	Ceske Energeticke Zavody	18,698,123
	Total Investments in Czech Republic Common Stocks (cost $18,306,149)	37,608,202
INVESTMENTS IN HUNGARIAN COMMON STOCKS – 3.4%
	COMMERCIAL BANKS – 0.9%
250,000	OTP Bank†	3,274,808
	DIVERSIFIED TELECOMMUNICATION – 1.2%
1,800,000	Magyar Telekom Telecommunications Plc	4,227,605
	PHARMACEUTICALS – 1.3%
30,000	Richter Gedeon Nyrt.	3,942,180
4,300	Richter Gedeon Nyrt. (GDR)	565,880
		4,508,060
	Total Investments in Hungarian Common Stocks (cost $9,918,909)	12,010,473
INVESTMENTS IN AUSTRIAN COMMON STOCKS – 2.4%
	COMMERCIAL BANKS – 2.4%
400,000	Erste Group Bank (cost $11,459,734)	8,480,000

The accompanying notes are an integral part of the financial statements.

Shares	Description	Value(a)
INVESTMENTS IN KAZAKHSTAN COMMON STOCKS – 1.3%
	OIL, GAS & CONSUMABLE FUELS – 1.3%
250,000	KazMunaiGas Exploration Production (GDR) Reg S (cost $3,344,175)	$4,440,000
	Total Investments in Common and Preferred Stocks – 95.8% (cost $360,721,674)	338,179,906
SECURITIES LENDING COLLATERAL – 9.5%
33,604,687	Daily Assets Fund Institutional, 0.66% (cost $33,604,687)(b)(c)	33,604,687
CASH EQUIVALENTS – 2.8%
9,765,183	Cash Management QP Trust, 0.46% (cost $9,765,183)(c)	9,765,183
	Total Investments – 108.1% (cost $404,091,544)	381,549,776
	Other Assets and Liabilities, Net – (8.1)%	(28,525,525)
	NET ASSETS–100.0%	$353,024,251

*  Non-income producing securities.

†  All or a portion of these securities were on loan. The value of all securities loaned at April 30, 2009 amounted to $26,418,880 which is 7.5% of the net assets.

(a)  Value stated in U.S. dollars.

(b)  Represents collateral held in connection with securities lending. Income earned by the fund is net of borrower rebates.

(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR  – American Depositary Receipt

GDR  – Global Depositary Receipt

SDR  – Swedish Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant unobservable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$371,784,593
Level 2	9,765,183	*
Level 3	—
Total	$381,549,776

*  Investment in Cash Management QP Trust, an affiliated fund, is reflected as Level 2 since it is available only to affiliated funds.

The accompanying notes are an integral part of the financial statements.

ASSETS
Investments, at value, (cost $360,721,674) — including $26,418,880 of securities loaned	$338,179,906
Investment in Cash Management QP Trust (cost $9,765,183)	9,765,183
Investment in Daily Assets Fund Institutional (cost 33,604,687)*	33,604,687
Total Investments, at value (cost $404,091,544)	381,549,776
Foreign currency, at value (cost $5,392,958)	5,581,128
Cash	838,879
Dividends receivable	681,745
Foreign withholding tax refund receivable	232,338
Interest receivable	65,603
Other assets	22,246
Total assets	388,971,715
LIABILITIES
Payable upon return of securities loaned	33,604,687
Payable for investments purchased	325,975
Payable for fund shares repurchased	1,265,687
Management fee payable	170,293
Investment advisory fee payable	81,589
Payable for Directors' fees and expenses	53,382
Accrued expenses and accounts payable	445,851
Total liabilities	35,947,464
NET ASSETS	$353,024,251
Net assets consist of:
Paid-in capital $0.001 par (Authorized 80,000,000 shares, 4,073,254 shares held in Treasury)	$440,153,252
Distributions in excess of net investment income	(471,599)
Accumulated net realized loss on investments and foreign currency	(64,346,117)
Net unrealized depreciation on investments and foreign currency	(22,311,285)
Net assets	$353,024,251
Net asset value per share ($353,024,251 ÷ 15,405,468 shares of common stock issued and outstanding)	$22.92

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

For the six-months ended April 30, 2009
NET INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of (net of foreign witholding taxes of $95,321)	$1,503,933
Interest	18,471
Interest — Cash Management QP Trust	36,653
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	382,969
Total investment income	1,942,026
Expenses:
Management Fee	871,820
Investment advisory fee	423,330
Custodian fee	365,540
Services to shareholders	18,563
Reports to shareholders	87,403
Directors' fees and expenses	91,224
Professional fees	26,069
NYSE listing fee	22,704
Insurance	20,465
Miscellaneous	27,162
Net expenses	1,954,280
Net investment income (loss)	(12,254)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(59,142,605)
Foreign currency	808,260
Change in net unrealized appreciation (depreciation) during the period on:
Investments	48,243,656
Foreign currency	381,914
Net loss on investments and foreign currency	(9,708,775)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,721,029)

The accompanying notes are an integral part of the financial statements.

	For the six-months ended April 30, 2009 (unaudited)	For the year ended October 31, 2008
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(12,254)	$12,581,023
Net realized gain (loss)	(58,334,345)	(7,653,452)
Changes in net unrealized appreciation (depreciation) on:
Investments	48,243,656	(602,076,247)
Foreign currency	381,914	(964,730)
Net increase (decrease) in net assets resulting from operations	(9,721,029)	(598,113,406)
Distributions to shareholders from:
Net investment income	(1,117,325)	(13,953,002)
Net realized gains	—	(137,056,552)
Total distributions to shareholders	(1,117,325)	(151,009,554)
Capital share transactions:
Net proceeds from reinvestment of dividends (0 and 1,314,952 shares respectively)	—	76,293,527
Cost of shares repurchased (544,600 and 111,900 shares respectively)	(9,094,490)	(3,865,143)
Net increase (decrease) in net assets from capital share transactions	(9,094,490)	72,428,384
Total decrease in net assets	(19,932,844)	(676,694,576)
NET ASSETS
Beginning of year	372,957,095	1,049,651,671
End of year (including distributions in excess of net investment income and undistributed net investment income of $471,599 and $657,980 as of April 30, 2009 and October 31, 2008 respectively)	$353,024,251	$372,957,095

The accompanying notes are an integral part of the financial statements.

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six-months ended April 30,		For the years ended October 31,
	2009 (unaudited)		2008	2007	2006	2005	2004
Per share operating performance:
Net asset value:
Beginning of period	$23.38		$71.18	$55.18	$42.36	$28.64	$23.08
Net investment income (loss)(a)	(.00	)(b)	.80	.41	.55	.27	.20
Net realized and unrealized gain (loss) on investments and foreign currency	(.51)		(38.16)	21.22	18.67	13.62	7.97
Increase (decrease) from investment operations	(.51)		(37.36)	21.63	19.22	13.89	8.17
Distributions from net investment income	(.07)		(.95)	(.58)	(.33)	(.17)	(.22)
Distributions from net realized gains	—		(9.31)	(4.93)	(2.72)	—	—
Total distributions†	(.07)		(10.26)	(5.51)	(3.05)	(.17)	(.22)
Dilution from rights offering	—		—	—	(2.85)	—	(2.15)
Dealer manager fees and operating costs	—		—	—	(.40)	—	(.25)
Dilution in NAV from dividend reinvestment	—		(.22)	(.15)	(.10)	—	(.01)
Increase resulting from share repurchases	.12		.04	.03	—	—	.02
Net asset value:
End of period	$22.92		$23.38	$71.18	$55.18	$42.36	$28.64
Market value:
End of period	$19.50		$18.94	$64.20	$49.94	$44.89	$24.99
Total investment return for the period††
Based upon market value	3.37	%****	(65.28)%	41.83%	19.25%	80.71%	18.73%
Based upon net asset value	(1.57	)%****	(61.27)%	42.32%	48.55%*	48.74%	35.20%*
Ratio to average net assets:
Total expenses before custody credits**	1.30	%***	1.10%	1.01%	1.09%	1.20%	1.27%
Net investment income (loss)	(.01	)%*****	1.48%	.69%	1.08%	.78%	.81%
Portfolio turnover	18.50	%****	47.59%	34.28%	31.86%	30.16%	45.29%
Net assets at end of period (000's )	$353,024		$372,957	$1,049,652	$772,722	$431,975	$292,027
(a) Based on average shares outstanding during the period.
† For U.S. tax purposes, total distributions consisted of:
Ordinary income	$(0.07)		$(1.413)	$(2.524)	$(.545)	$(0.17)	$(0.22)
Long term capital gains	—		(8.844)	(2.992)	(2.507)	—	—
	$(0.07)		$(10.257)	$(5.516)	$(3.052)	$(0.17)	$(0.22)

  (b)  Amount is less than $.005

  ††  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  *  Return excludes the effect of the $2.40 and $3.25 respectively, for 2004 and 2006 per share dilution associated with the Fund's rights offering.

  **  Prior to February, 2007, custody credits were earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.00%, 1.04% and 1.19% and 1.26% for 2007, 2006, 2005 and 2004, respectively.

  ***  Annualized

  ****  Not Annualized

  *****  Not Annualized. The ratio for the six-months ended April 30, 2009 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

NOTE 1. ACCOUNTING POLICIES

The Central Europe and Russia Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. In accordance with the Fund's valuation procedures, factors used in determi ning value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities. The Fund calculates its net asset value per share at 11:30 a.m., New Yor k time.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of the fair value measurements is included at the end of the Fund's Investment Portfolio.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Securities Lending: The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Americas, Inc. receives a management/administration fee (0.17% annual effective rate as of April 30, 2009) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, cre dit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

The cost of investments at April 30, 2009 was $405,824,635 for United States Federal income tax purposes. Accordingly, as of April 30, 2009, net unrealized depreciation of investments aggregated $24,274,859, of which $78,079,798 and $102,354,657 related to gross unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at October 31, 2008 of approximately $4,279,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016, whichever occurs first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax provisions for each of the three open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser.") The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of 0.65% of the Fund's average weekly net assets up to $100 million, 0.55% of such assets in excess of $100 million and up to $500 million, 0.50% of such assets in excess of $500 million and up to $750 million, and 0.45% of such assets in excess of $750 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million. Accordingly, for the six-months ended April 30, 2009, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of 0.86% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders to select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying function to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six-months ended April 30, 2009, the amount charged to the Fund by DISC aggregated $18,563, of which $6,250 is unpaid.

Certain Officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Investment Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six-months ended April 30, 2009 were $53,465,946 and $113,887,835, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States. For example, there are significant risks inherent in securities of Russian issuers that are not typically associated with securities of companies in more developed countries.

NOTE 6. CAPITAL

During the six-months ended April 30, 2009 and the year ended October 31, 2008, the Fund purchased 544,600 and 111,900 of its shares of Common Stock on the open market at a total cost of $9,094,490 and $3,865,143 ($16.70 and $34.54 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 16.77% and 13.84%, respectively. These shares are held in Treasury. During the six-months ended April 30, 2009 and the year ended October 31, 2008, the Fund reissued 0 and 1,314,952 shares ($0 and $58.02 average per share) held in treasury as part of the dividend reinvestment plan, respectively. The average discount of these reissued shares comparing the reissue price to the net asset value at the time of reissuance was 0% and 4.35%, respectively.

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, 2008 is available on our Web site — www.dws-investments.com or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 437-6269.

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

DR. KURT W. BOCK

Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

RICHARD KARL GOELTZ

Director

DR. FRANZ WILHELM HOPP

Director

DR. FRIEDBERT MALT

Director

DR. FRANK TRÖMEL

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

PETER ZÜHLSDORFF

Director

MICHAEL CLARK

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

RITA RUBIN

Chief Legal Officer

BRETT ROGERS

Chief Compliance Officer

DAVID GOLDMAN

Secretary

JOHN MILLETTE

Assistant Secretary

R-10691-1 (6/09)

VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company
210 W 10th Street 6th Floor
Attn Closed End Fund Area
Kansas City, MO 64105
Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The Central Europe and Russia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the lead portfolio manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the CECE, RTX and ISE National 30 indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

Copies of this report, monthly fact sheets and other information are available at:
www.ceefund.com

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

November 1 through November 30	12,900	$22.16	n/a	n/a
December 1 through December 31	75,700	$15.59	n/a	n/a
January 1 through January 31	99,100	$16.51	n/a	n/a
February 1 through February 28	48,100	$13.08	n/a	n/a
March 1 through March 31	58,800	$12.98	n/a	n/a
April 1 through April 30	250,000	$18.40	n/a	n/a

Total	544,600	$16.70	0	0

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Central Europe & Russia Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	The Central Europe & Russia Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 1, 2009